UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2008
Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 South Rosa Road,Madison, Wisconsin	53719

(Address of Principal Executive Offices)	(Zip Code)
(608) 273-8933
(Registrant’s Telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On March 11, 2008, Third Wave Technologies, Inc. (the “Company”) announced that it achieved all primary clinical endpoints in the clinical trial for its human papillomavirus (HPV) tests. A copy of the news release announcing these results is filed with this report as Exhibit 99.1.
     On March 14, 2008, the Company announced that it received clearance from the U.S. Food and Drug Administration of its InPlex™ CF Molecular Test. A copy of the news release announcing the Company’s obtaining this FDA clearance is filed with this report as Exhibit 99.2.
Item 901.     Financial Statements and Exhibits.
     The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.
Date: March 20, 2008	By:	/s/ Cindy S. Ahn
		Name:	Cindy S. Ahn
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated March 11, 2008

99.2	Press Release dated March 14, 2008